UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

Mairs and Power
Growth Fund, Inc.

Annual Report

December 31, 2010

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

February 21, 2011

Fourth Quarter Results

The Fund continued to participate in the stock market recovery that reflected a slowly improving economy during the final quarter of 2010. With a total investment return of 10.2%, the Fund out-paced a comparable return of 8.0% for the Dow Jones Industrial Average but was modestly below a return of 10.8% for the benchmark Standard & Poor's 500 Index. The Fund's performance also slightly lagged an average return of 10.9% for a peer group Lipper universe of multi-cap core funds shown in the Wall Street Journal.

For the full year in 2010, the Fund performed quite well, achieving a total return of 17.4% which was better than most of the popular stock market indices as well as comparable peer group measures. By comparison, the DJIA and S&P 500 stock indices posted returns of 14.1% and 15.1%, respectively, while the Lipper universe of multi-cap core funds had an average return of 15.9% for the year.

The economy ended the year on a positive note, showing a fourth quarter real Gross Domestic Product gain of 3.2% (preliminary basis) on the strength of a long-awaited pick-up in consumer spending which occurred during the all-important Christmas season. The increase was powered by a 21.6% gain in durable goods sales due in large part to a significant rise in automobile sales. Business spending on equipment and software continued to increase, although at a slower 5.8% rate compared to a much higher 15.4% in the previous quarter. However, spending on structures rose a slight 0.8%, the first such quarterly increase in nearly three years. Government spending slipped 0.6% in the face of growing concerns over deficit spending at both the federal and state levels. Finally, corporate profit growth based on the S&P 500 Index is estimated to have increased by more than 30% during the period.

With the economy beginning to show some signs of gaining traction, interest rates have started to increase at the longer end of the curve, reflecting a higher anticipated rate of inflation. In this regard, the ten year U.S. Treasury yield increased by more than 3/4 of a percentage point during the quarter. Shorter term rates were essentially unchanged during the same period as Federal Reserve policy remained very stimulative.

The stock market rally continued during the quarter in response to a number of factors including sharply higher corporate profits, historically low interest rates and reasonable

TO OUR SHAREHOLDERS (continued)

valuation levels. As might be expected, the best performing issues seemed to be those with cyclical leverage while the weaker issues were those characterized by being more defensive in nature. Among individual holdings in the Fund, the best performers included Daktronics (+62.1%), G&K Services (+35.2%), Principal Financial Group (+25.6%), U.S. Bancorp (+24.7%) and Graco (+24.3%). The worst performing issues included SUPERVALU (-16.5%), TCF Financial (-8.5%), General Mills (-2.6%), Ecolab (-0.6%) and 3M (-0.5%).

Future Outlook

Absent unforeseen events on the world stage, the outlook for the U.S. economy suggests continuing gradual improvement in the area of 3%. Even though unemployment is expected to remain high for some time to come, a rising level of confidence is expected to continue to help bolster consumer spending, at least over the near term. While business spending may not be as vibrant as in recent quarters, growth is nevertheless expected to continue in response to the ever increasing need for productivity improvement in order to remain competitive in the global marketplace. In this regard, corporations are well positioned to fund a rising level of investment spending as a result of increasing cash flow and strong balance sheets. Corporate profits seem likely to continue showing well above-average growth, at least through the first half of 2011. This will be driven by continuing improvement in the domestic economy, further productivity gains and faster foreign growth, especially in the Far East.

While some forecasters are looking for a further acceleration in the rate of economic growth, our optimism is tempered by a number of factors including a continuing high level of unemployment, depressed home prices, rising taxes due to federal and state budgetary problems and the likelihood of an increasing rate of inflation resulting from higher food and energy prices.

If in fact a higher inflation rate materializes, the Federal Reserve may be forced to tighten monetary policy even without any meaningful improvement in the unemployment picture. This could result in some flattening of the current historically steep U.S. Treasury yield curve which reflects the recent increase in longer term interest rates.

TO OUR SHAREHOLDERS (continued)

The outlook for stock prices remains favorable, at least for the time being, considering the prospects for further above-average earnings growth, reasonable valuation levels and relatively low interest rates. Moreover, we also believe investors have considerable liquidity with which to fund further stock purchases.

William B. Frels
President and Lead Manager

Mark L. Henneman
Vice President and Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  December 31, 2010

Ten years of investment performance (through December 31, 2010)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	17.40%	3.53%	6.11%	13.18%
S&P 500(1)	15.06%	2.29%	1.41%	9.14%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

FUND INFORMATION (unaudited)  December 31, 2010

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$72.16
Expense Ratio	0.71%
Portfolio Turnover Rate	1.81%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

3M Co.	4.8%
Target Corp.	4.6
Emerson Electric Co.	4.6
Ecolab Inc.	4.5
Honeywell International Inc.	4.2
Donaldson Co., Inc.	4.1
Medtronic, Inc.	4.1
Graco Inc.	4.0
Toro Co.	4.0
Valspar Corp.	4.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.2%
Health Care	17.6%
Capital Goods	15.8
Basic Industries	14.9
Technology	13.1
Financial	12.8
Consumer Cyclical	9.4
Diversified	7.2
Consumer Staple	5.9
Transportation	1.5
Short-term Investments 1.8%[3]	1.8
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS  December 31, 2010

Shares	Security Description	Fair Value
	COMMON STOCKS 98.2%
	BASIC INDUSTRIES 14.9%
2,185,000	Bemis Co., Inc.	$71,362,100
1,810,000	Ecolab, Inc.	91,260,200
2,980,000	H.B. Fuller Co. (a)	61,149,600
2,340,000	Valspar Corp.	80,683,200
		304,455,100
	CAPITAL GOODS 15.8%
190,000	Badger Meter, Inc.	8,401,800
1,440,000	Donaldson Co., Inc.	83,923,200
370,000	Fastenal Co.	22,166,700
2,095,000	Graco, Inc.	82,647,750
1,200,000	MTS Systems Corp. (a)	44,952,000
2,190,000	Pentair, Inc.	79,956,900
		322,048,350
	CONSUMER CYCLICAL 9.4%
500,000	G&K Services, Inc., Class A	15,455,000
1,570,000	Target Corp.	94,404,100
20,000	The Walt Disney Company	750,200
1,310,000	Toro Co.	80,748,400
		191,357,700
	CONSUMER STAPLE 5.9%
1,540,000	General Mills, Inc.	54,808,600
1,200,000	Hormel Foods Corp.	61,512,000
350,000	SUPERVALU Inc.	3,370,500
		119,691,100
	DIVERSIFIED 7.2%
1,140,000	3M Co.	98,382,000
2,610,000	General Electric Co.	47,736,900
		146,118,900

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIAL 12.8%
1,030,000	Associated Banc-Corp.	$15,604,500
1,060,000	Principal Financial Group	34,513,600
3,040,000	TCF Financial Corp.	45,022,400
300,000	The Travelers Cos., Inc.	16,713,000
2,910,000	U.S. Bancorp	78,482,700
2,010,000	Wells Fargo & Co.	62,289,900
500,000	Western Union Co.	9,285,000
		261,911,100
	HEALTH CARE 17.6%
1,000,000	Baxter International Inc.	50,620,000
1,130,000	Johnson & Johnson	69,890,500
522,500	MEDTOX Scientific, Inc. (a)	6,844,750
2,230,000	Medtronic, Inc.	82,710,700
950,000	Patterson Cos., Inc.	29,098,500
1,590,000	Pfizer Inc.	27,840,900
1,200,000	St. Jude Medical, Inc. (b)	51,300,000
619,000	SurModics, Inc. (b)	7,347,530
160,000	Techne Corp.	10,507,200
410,000	Zimmer Holdings, Inc. (b)	22,008,800
		358,168,880
	TECHNOLOGY 13.1%
1,880,000	Corning Inc.	36,321,600
1,105,000	Daktronics, Inc.	17,591,600
1,640,000	Emerson Electric Co.	93,758,800
170,000	Fiserv, Inc. (b)	9,955,200
1,600,000	Honeywell International Inc.	85,056,000
880,000	Intel Corp.	18,506,400
7,500	NVE Corportaion (b)	433,725

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
200,000	Stratasys, Inc. (b)	$6,528,000
		268,151,325
	TRANSPORTATION 1.5%
120,000	C.H. Robinson Worldwide, Inc.	9,622,800
300,000	United Parcel Service, Inc., Class B	21,774,000
		31,396,800
	TOTAL COMMON STOCKS (cost $1,343,493,966)	$2,003,299,255
	SHORT-TERM INVESTMENTS 1.4%
29,485,293	First American Prime Obligations Fund, Class Z, 0.08% (c) (cost $29,485,293)	$29,485,293
	TOTAL INVESTMENTS 99.6% (cost $1,372,979,259)	$2,032,784,548
	OTHER ASSETS AND LIABILITIES (NET) 0.4%	7,924,760
	TOTAL NET ASSETS 100.0%	$2,040,709,308

(a)  Affiliated company (Note 5).

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2010.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2010

ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities (cost $1,311,693,284)	$1,919,838,198
Affiliated securities (cost $61,285,975) (Note 5)	112,946,350
2,032,784,548
Receivable for Fund shares sold	3,589,935
Receivable for securities sold	4,543,272
Dividends receivable	2,110,074
2,043,027,829
LIABILITIES
Distribution Payable	874
Payable for Fund shares redeemed	854,386
Accrued investment management fees (Note 2)	1,030,247
Accrued Fund administration fees (Note 2)	45,245
Accrued expenses and other liabilities	387,769
2,318,521
NET ASSETS	$2,040,709,308
NET ASSETS CONSIST OF
Portfolio capital	$1,381,418,807
Undistributed net investment income	97,147
Accumulated net realized loss on investments	(611,935)
Net unrealized appreciation of investments	659,805,289
TOTAL NET ASSETS	$2,040,709,308
Fund shares issued and outstanding (par value $0.01 per share; 100,000,000 authorized)	28,281,539
Net asset value per share	$72.16

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$35,068,934
Dividends from affiliated securities (Note 5)	2,606,325
TOTAL INCOME		$37,675,259
Expenses:
Investment management fees (Note 2)	11,483,568
Fund administration fees (Note 2)	231,942
Fund accounting	199,127
Directors' compensation (Note 2)	178,598
Transfer agent fees	988,180
Custodian fees	135,887
Legal and audit fees	100,045
Other expenses	304,359
TOTAL EXPENSES		13,621,706
NET INVESTMENT INCOME		24,053,553
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated investments sold	25,361,102
Affiliated investments sold (Note 5)	1,315,197
		26,676,299
Net change in unrealized appreciation/depreciation of investments		265,798,244
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		292,474,543
NET INCREASE IN NET ASSETS FROM OPERATIONS		$316,528,096

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2010	2009
OPERATIONS
Net investment income	$24,053,553	$27,303,421
Net realized gain on investments sold	26,676,299	7,023,395
Net change in unrealized appreciation of investments	265,798,244	325,569,563
NET INCREASE IN NET ASSETS FROM OPERATIONS	316,528,096	359,896,379
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(23,956,406)	(27,505,837)
Net realized gain on investments sold	(26,917,941)	(7,297,017)
Contribution from adviser (Note 2)	(1,201,007)	-
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(52,075,354)	(34,802,854)
CAPITAL TRANSACTIONS
Proceeds from shares sold	125,571,015	102,214,006
Contribution from adviser (Note 2)	1,201,007	-
Reinvestment of distributions from net investment income and net realized gains	48,072,038	32,121,519
Cost of shares redeemed	(333,904,916)	(205,828,713)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(159,060,856)	(71,493,188)
TOTAL INCREASE IN NET ASSETS	105,391,886	253,600,337
NET ASSETS
Beginning of year	1,935,317,422	1,681,717,085
End of year (including undistributed net investment income of $97,147 and $0, respectively)	$2,040,709,308	$1,935,317,422
FUND SHARE TRANSACTIONS
Shares sold	1,870,148	1,941,222
Shares issued for reinvested distributions	688,287	545,484
Shares redeemed	(4,939,071)	(3,852,855)
NET DECREASE IN FUND SHARES	(2,380,636)	(1,366,149)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2010

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for Fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities are valued at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold. As of December 31, 2010, no securities in the Fund were valued using this method.

Fair Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 1 – Organization and Significant Accounting Policies (continued)

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. All of the inputs used to value the Fund's investments as of December 31, 2010 were classified as Level 1. For detail of investments by major industry classification, please refer to the Schedule of Investments. There were no transfers between levels during the year. The Fund did not hold any level 3 investments at either December 31, 2010 or December 31, 2009.

In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements. Certain requirements related to Level 3 fair value measurements are effective for fiscal years and interim periods beginning after December 15, 2010. Management does not expect that the disclosures will have a significant impact on the Fund's financial statements.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2010, the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 1 – Organization and Significant Accounting Policies (continued)

of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to the Adviser computed at an annual rate of 0.60% of daily net assets up to $2.5 billion, and 0.50% of daily net assets in excess of $2.5 billion. The fund administration fee paid to the Adviser is computed at an annual rate of 0.00375% of daily net assets. For the year ended December 31, 2010, the Fund incurred $71,772 in administration fees from the Adviser, and as of December 31, 2010, had an accrued liability of $6,439 for administration fees payable to the Adviser.

Pursuant to a sub-administration agreement between the Fund and U.S. Bancorp Fund Services, LLC ("USBFS"), the Fund is charged a sub-administration fee paid to USBFS. For the year ended December 31, 2010, the Fund incurred $160,170 in sub-administration fees from USBFS, and as of December 31, 2010, had an accrued liability of $38,806 for sub-administration fees payable to USBFS.

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of the Adviser, including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Contributions from Adviser

During the year, the Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, which included imputed interest, as disclosed in the Statement of Changes in Net Assets, were $1,192,736 or $0.04 per share based upon shares outstanding as of May 21, 2010, and $8,271 or $0.0003 per share based upon shares outstanding as of September 24, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2010, there were no reclassifications.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$25,157,413	$27,356,845
Long-term capital gains	26,917,941	7,446,009
	$52,075,354	$34,802,854

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,373,689,523
Gross unrealized appreciation	$790,391,297
Gross unrealized depreciation	(131,296,272)
Net unrealized appreciation	$659,095,025
Undistributed ordinary income	$97,147
Undistributed long-term capital gains	98,329
Total distributable earnings	$195,476
Total accumulated earnings	$659,290,501

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2010, aggregated $33,727,642 and $237,355,449, respectively. No purchases and sales of government securities occurred during the year.

Note 5 – Transactions With Affiliated Companies

The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2010. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/09	Purchases	Sales	Balance 12/31/10	Dividend Income	Fair Value at 12/31/10
H.B. Fuller Co.	3,100,000	30,000	150,000	2,980,000	$840,800	$61,149,600
MEDTOX Scientific, Inc.	500,000	22,500	-	522,500	653,125	6,844,750
MTS Systems Corp.	1,180,000	20,000	-	1,200,000	774,000	44,952,000
Toro Co. (1)	1,880,000	-	570,000	1,310,000	338,400	-
					$2,606,325	$112,946,350

(1) Issuer was not an affiliate as of December 31, 2010 due to sales during the year. Dividend income is for the period in 2010 that the company was deemed an affiliate.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout year)

	Year Ended December 31,
	2010		2009	2008	2007	2006
Per share
Net asset value, beginning of year	$63.12		$52.51	$76.30	$77.10	$71.69
Income from investment operations:
Net investment income	0.86		0.89	1.22	1.04	0.93
Net realized and unrealized gain (loss)	10.01		10.85	(22.93)	2.79	6.40
Total from investment operations	10.87		11.74	(21.71)	3.83	7.33
Distributions to shareholders from:
Net investment income	(0.86)		(0.89)	(1.22)	(1.04)	(0.91)
Net realized gains on investments sold	(0.97)		(0.24)	(0.86)	(3.59)	(0.99)
Contributions from Adviser (Note 2)	(0.04)		-	-	-	-
Return of capital	-		-	-	-	(0.02)
Total distributions	(1.87)		(1.13)	(2.08)	(4.63)	(1.92)
Contributions from Adviser (Note 2)	0.04		-	-	-	-
Net asset value, end of year	$72.16		$63.12	$52.51	$76.30	$77.10
Total investment return	17.40	%(1)	22.52%	(28.51)%	4.90%	10.24%
Net assets, end of year, in thousands	$2,040,709		$1,935,317	$1,681,717	$2,612,139	$2,694,315
Ratios/supplemental data:
Ratio of expenses to average net assets	0.71%		0.71%	0.70%	0.68%	0.69%
Ratio of net investment income to average net assets	1.26%		1.61%	1.75%	1.26%	1.21%
Portfolio turnover rate	1.81%		3.21%	2.42%	4.44%	4.39%

(1)  For the year ended December 31, 2010, 0.08% of the Fund's total return was a result of contributions as described in Note 2 to the financial statements by the Adviser related to prospect services and other expenses paid by the Fund. Excluding the contributions, total investment return would have been 17.32%.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mairs and Power Growth Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 21, 2011

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the period from July 1, 2010 through December 31, 2010 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading titled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During Period *
Actual return	$1,000.00	$1,195.80	$3.93
Hypothetical assumed 5% return	$1,000.00	$1,021.63	$3.62

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.71%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Fund's semi-annual and annual reports to shareholders, which is available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY (unaudited)

Your right to privacy is important to us. We understand that the privacy and security of your nonpublic personal information is important to you; therefore, we maintain various safeguards designed to protect your information from unauthorized access.

Information we collect is either required or necessary to provide the following services for you:

•  Service your account;

•  Complete transactions or account changes;

•  Prevent unauthorized access of your account;

•  Improve customer service; and

•  Comply with legal and regulatory requirements.

The types of personal information we collect and share with third parties that perform everyday services for the Funds may include:

•  Personal information the Funds receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, net worth, assets, income and date of birth; and

•  Information about your transactions with the Funds, their affiliates or others, such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by you or your representative or, if necessary, in order to process a transaction, service an account or as permitted by law. We may, however, share information about you with our affiliates. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our compliance policies and procedures restrict the use of shareholder information and require that it be held in strict confidence. We do not disclose any information, public or nonpublic, about our present or former shareholders to third parties for the purpose of marketing.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of such financial intermediary governs how nonpublic personal information may be shared with nonaffiliated third parties.

PRIVACY POLICY (unaudited) (continued)

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please do not hesitate to contact us with questions about this notice or to correct, update or confirm your personal information. The accuracy of your personal information is important. You may contact us anytime by calling (800) 304-7404.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (71)	President since June 2004 and Director since 1992	• Chairman and CEO of the Investment Adviser (2007 to present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Mark L. Henneman (49)	Vice President since 2009	• Vice President of the Investment Adviser (2004 to present).	N/A	N/A

Jon A. Theobald (65)	Secretary since 2003; Chief Compliance Officer since 2004	• President and Chief Operating Officer of the Investment Adviser (2007 to present).
• Chief Compliance Officer of the Investment Adviser (2004 to present).
		• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).	N/A	N/A

Lisa J. Hartzell (65)	Treasurer since 1996	• Vice President of the Investment Adviser (July 2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

DIRECTORS AND OFFICERS (unaudited) (continued)

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
DISINTERESTED DIRECTORS

Norbert J. Conzemius (69)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (57)	Audit Committee Chair since February 2006; Director since 2001	• Retired Chief Financial Officer, Fair Isaac Corporation (2004 to 2009).	2	N/A

Edward C. Stringer (75)[3]	Director since 2002	• Retired attorney (2002 to 2005), Briggs and Morgan, P.A. • Retired Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (68)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P. (1994 to present).	2	N/A

Mary Schmid Daugherty (52)	Director since December 2010	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	2	N/A

1  Unless otherwise indicated, the mailing address of each officer and director is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

3  Retired as of December 31, 2010.

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MAIRS AND POWER GROWTH FUND, INC.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2009	$37,750	None	$6,325	None
2010	$39,000	None	$6,500	None

(b)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $6,500 for the fiscal year ending December 31, 2010.

(e)(2)

All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $6,325 for the fiscal year ended December 31, 2009 and $6,500 for the fiscal year ended December 31, 2010. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $17,500 for the fiscal year ended December 31, 2009 and $22,400 for the fiscal year ended December 31, 2010.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)          (1)          Code of Ethics

Mairs and Power Growth Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibits 12(a)(1) to this form.

(2)          Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3)          Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President

Date	03/03/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
(Principal Executive Officer)

Date	03/03/2011

By (Signature and Title)*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(Principal Financial Officer)

Date	03/03/2011

* Print the name and title of each signing officer under his or her signature.

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